Universal Biosensors, Inc.

Annual General Meeting

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Presentation and Company

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Universal Biosensors

Universal Biosensors
Outlook

In 2020 UBI had 1 product making sales to one customer in one industry.

In 2023 UBI has 10 revenue generating assets delivering millions of tests to thousands of customers around the world.

UBI is forecasting to have cash reserves of $12m at the end of 2023.

More than $200m has been spent on the development of UBI's platform technology.

UBI's balance sheet does not carry forward any value for its "end to end" platform technology or branded portfolio of products.

UBI believes that it can achieve operating cash break even on a monthly basis towards the end of calendar 2023 and then ongoing throughout 2024.

All figures are in AUD

Universal Biosensors

Ten products in market

Six products launched in 2023

UBI now has 10 revenue generating assets:

- A portfolio of 6 products on its Sentia wine testing platform,
- The next generation Xprecia Prime PT/INR coagulation product,
- The legacy Xprecia Stride PT/INR coagulation product,
- The veterinary diabetes product PETRACKR, and
- Laboratory testing services business, HRL.



2022
2023
Project
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Today
Sentia Malic Acid
Sentia Glucose
Sentia Fructose
Sentia Acetic Acid
Sentia Titratable Acidity
Xprecia Prime
PETRACKR
Xprecia Prime USA
Product Launch
First Sales

Placing the universal power of biosensors into the hands of those who need it

Universal Biosensors

Q1 2023

Delivered a strong operating result

$m	Q1 2023	Q4 2022
Coagulation testing products	0.58	0.36
Wine testing products	0.59	0.22
Total revenue	**1.17**	**0.58**
Cost of goods sold & services	0.37	0.19
Gross profit ($)	**0.80**	**0.39**
HRL		
Coagulation testing services	0.12	0.19
Total revenue	**0.12**	**0.19**
Cost of services	0.05	0.09
HRL Gross profit ($)	**0.07**	**0.10**
Other expenses		
Depreciation & amortization	0.22	0.63
R&D expenses	1.85	3.31
Selling, general & administrative	3.32	3.47
Total expenses	**5.39**	**7.41**
Other income		
R&D tax incentive income	0.53	2.14
Other	0.20	0.10
Total other income	**0.73**	**2.24**
Net loss before tax & impairment charges	**-3.79**	**-4.68**

Sales up 68%

- Sales of Sentia up 168%
- Sales of Xprecia up 61%

Total operating expenses down 27%

R&D expense down 44%

Operating loss down 19%

Receipts from customers up 57%

Cash balance is $21.28m

All figures are in AUD

Universal Biosensors

Petrackr

Competitive analysis & update

Global launch May 2023.

Superior features and performance compared to market leader.

4 distribution agreements have been signed.

- First orders expected to be $0.33m.
- First full years sales expected to be $2.25m.

Another 10 transactions are being negotiated

- First orders are expected to be $1m.
- First full year sales expected to be $4m

	AlphaTRAK 2	PETRACKR	Comment
Number of Samples	120 dogs (no replicates)	50+ cats & 50+ dogs in duplicate	
Mean difference to reference	-0.69mM	0.14mM	PETRACKR appears to be more accurate to reference (lower mean difference)
Results against the Clarke consensus error grid	60.8% in Zone A 38.3% in Zone B 0.83% in Zone C	95.8% in Zone A 4.2% in Zone B	Note that this result uses the Clarke consensus error grid
Correlation coefficient (r)	0.81	0.99	PETRACKR correlation superior
Accuracy to ISO specification	50%	93%	PETRACKR has higher accuracy

Note: These are not head-to-head studies, rather a comparison of publicly available literature combined with the results of a study conducted by UBI at Cornell University. Source: Wolfenden G, James FE, Hung LHT, Bruce M, Thompson M. Comparative accuracy of two veterinary-calibrated point-of-care glucometres for measurement of blood glucose concentration in dogs. J Small Anim Pract. 2022 Jul;63(7):512-519. doi: 10.1111/jsap.13491. Epub 2022 Mar 28. PMID: 35347740.

All figures are in AUD

Petrackr

Market opportunity – Global volumes and revenues

	Test Strips Units (m)	Devices Units (m)	Test Strips Revenue ($m)	Devices Revenue ($m)	Total Revenue ($m)
ANZ	0.90	0.01	1.17	0.41	**1.58**
North America	69.00	0.48	89.70	31.32	**121.02**
Europe	48.53	0.34	63.09	22.03	**85.12**
Asia	21.13	0.15	27.47	9.59	**37.06**
Latin America	11.68	0.08	15.19	5.30	**20.49**
MEA	2.35	0.02	3.06	1.07	**4.12**
Total	**153.59**	**1.08**	**199.68**	**69.72**	**269.39**

Note: All calculations are estimated and AUD
ANZ: Australia & New Zealand, MEA: Middle East & Africa
m = million
Source: Global Companion Animal Blood Glucose Monitoring Industry Market Research Report 2020; Maia Research

Universal Biosensors

Sentia
Market opportunity

The market is responding positively to the full suite of test strips being available on the Sentia platform.

Q1 2023 Sales up 168%

- 17% of Australian wineries using Sentia. UBI ambition is to have 22% by end of 2023
- 5% of USA wineries using Sentia. UBI ambition is to have 8%-10% by end of 2023
- 6% of Canadian wineries using Sentia. UBI ambition is to have 8%-10% by end of 2023
- 1% of the ROW and our network is growing in Europe

	ANZ	USA	RoW	ANZ	USA	RoW	Total
	Number of tests (m)	Number of tests (m)	Number of tests (m)	Revenue ($m)	Revenue ($m)	Revenue ($m)	Revenue ($m)
Free SO_2	1.62	7.00	35.07	5.66	35.00	114.33	**154.99**
Malic Acid	0.92	4.00	20.04	6.47	29.72	102.20	**138.39**
Glucose	0.69	3.00	15.03	2.43	8.58	32.62	**43.63**
Fructose	0.69	3.00	15.03	3.12	17.13	54.41	**74.66**
Titratable Acidity	0.69	3.00	15.03	2.08	21.42	87.17	**110.67**
Acetic Acid	1.62	7.00	35.07	9.71	49.98	203.41	**263.10**
Total Tests	**6.23**	**27.00**	**135.27**	**29.47**	**161.83**	**594.14**	**785.44**
Total Devices	**2,311**	**10,000**	**50,100**	**5.12**	**31.43**	**159.74**	**196.29**
Total Revenue				**34.59**	**193.26**	**753.88**	**981.73**

Note: All calculations are estimated and AUD, m = million
ANZ: Australia & New Zealand, RoW: Rest of World
Source: Australian and New Zealand Wine Industry Directory, New Zealand Winegrowers Annual Report, OIV Statistical Report on World Vitiviniculture, UBI Winemaker Interviews

Universal Biosensors

Xprecia

Market opportunity

Xprecia Prime is a significant opportunity.

Approval in the USA should deliver material sales growth.

Patient Self Testing is the fastest growing segment across Europe and the USA.

Currently UBI has no access to these markets.

Approvals are expected Q3 2023.

	USA	EU	RoW	USA	EU	RoW	Total
	Number of tests (m)	*Number of tests (m)*	*Number of tests (m)*	*Revenue ($m)*	*Revenue ($m)*	*Revenue ($m)*	*Revenue ($m)*
Hospital PT/INR	56.76	42.65	15.88	193.00	145.00	54.00	**392.00**
Clinics PT/INR	84.06	53.97	20.12	285.80	183.50	68.40	**537.70**
Patient Self Test PT/INR	15.65	10.74	4.00	53.20	36.50	13.60	**103.30**
Total	**156.47**	**107.36**	**40.00**	**532.00**	**365.00**	**136.00**	**1,033.00**

Note: All calculations are estimated and AUD, m = million
UBI estimate the Patient Self Test market as 10% of the global PT/INR testing market
Source: Greystone Research Report

Xprecia

Market opportunity

We continue to transition away from Siemens.

Q1 sales up 61% (Q123 on Q422).

Q2 sales will be negatively affected by "market dump" of stock held by Siemens to distributors. Siemens can not sell Xprecia strips or meters after 31 March 2023.

510K submitted to FDA in March and responses expected June.

Approval to sell Xprecia Prime in Australia, Japan, Canada & Brazil expected Q4.

Approval to sell Xprecia Prime into the European Patient Self Testing market expected H2.

	UBI: Xprecia Prime	iLine: MicroINR Link	Roche: CoaguChek INR	Roche: CoaguChek Pro II	Lumira: LumiraDX	qLab: Electrometer PIUs
Sample Volume (μL)	8 ✓	3	8	8	8	10
Units	INR & SEC ✓	INR	INR	INR, SEC, %	INR	INR & SEC
Measuring Range	0.8 – 8.0 ✓	0.8 – 6.0	0.8 – 6.0	0.8 – 8.0	0.8 – 7.5	0.5 – 8.0
Measuring Technology	Electrochemical ✓	Microfluidic	Electrochemical	Electrochemical	Fluorescence	Microfluidic
Accuracy vs reference (slope, intercept, r^2)	0.96 - 0.09 - 0.94 ✓	1.04 - 0.03 - 0.94	0.98 - 0.1 - 0.83	1.075 - -0.1 - 0.94	0.96 - 0.01 - 0.94	1.00 - -0.08 – 0.96
Touchscreen	Yes ✓	No	No	Yes	Yes	Yes
Data Communication	Wired / Wireless ✓	Wired	Wired / Wireless	Wireless	Wireless	Wireless
Power	Rechargeable ✓	Rechargeable	4 AAA Batteries	Rechargeable	Rechargeable	Rechargeable
Safe Test Ejection	Yes ✓	No	No	No	No	No
Test Memory	2000 ✓	199	400	2000	1000	-
Price	<< $600	$600	$600 - $850	$900 - $1450	-	-

Note: All figures in USD.
Source: iLine, Roche, Lumira, Micropoint product information web sites

Universal Biosensors

Research and Development

Oncology

Initial Peter Mac development study results were positive.

The second set of clinical samples from the VCBB (Victorian Cancer Biobank) has been completed which contained a larger sample size (n=120) covering Breast, Colorectal and Prostate Cancers.

The dataset confirms the biosensor is working:

- We can detect Tn Antigen on our biosensor test strips,
- However, we are seeing variation between our biosensor test strips,
- The lectin (biorecognition element) we are using is not specific enough to determine significant differences between healthy and cancer samples.

To improve the sensitivity and specificity of our biosensor test strip, UBI's next step is to develop a more specific biorecognition element:

- Engaging with third party companies to assist with protein engineering for this task,
- Assessing other lectins on our platform,
- If successful we may be able to engineer a lectin to tune our sensor for differentiation between healthy and cancer patient's blood for certain tumour types.

Research and Development
Ongoing

Infectious disease detection

- Utilizes UBI's aptamer-based point of care electrochemical platform,
- For point of care detection of SARS-CoV-2, Flu A, Flu B and RSV within seconds,
- Multiplexed test strip (for up to 3 of the above biomarkers) being assessed for feasibility.

Fertility hormone detection

- Utilizes UBI's aptamer-based point of care electrochemical platform,
- For the detection of three key fertility hormones which are monitored throughout an IVF cycle within seconds,
- Fertility hormone testing market is estimated at $1 billion p.a.

PFAS detection

- Utilizes UBI's Lubricin point of care electrochemical platform,
- For the detection and quantification of Per-and polyfluoroalkyl substances (PFAS) which are environmental contaminants within seconds,
- PFAS water remediation and testing market is estimated at over $3 billion p.a. in 2030.

Research and Development

Next gen manufacturing facility

Engineering and assembly completed and machine is operational.

Validation to be completed in June 23

Project is $0.70m below budget.

This next gen manufacturing line will accelerate the development of UBI's new technology platform. Specifically it will allow UBI to design and manufacture:

- 2 and 3 electrode strips in unique configurations.
- 3 electrode strips using aptamer based technology to detect and measure a range of targets previously not achievable with the legacy technology.
- 3 electrode Lubricin based strips to detect and measure a range of targets previously not achievable with the legacy technology.



Universal Biosensors

Corporate
Overview

Capital Structure	
ASX Code	UBI
Share Price (at 19 MAY 2023)	$0.23
Shares on Issue (m)	212.37
Options & Performance Rights (m)	19.19
Market Capitalisation (m)	$48.85
Cash in Bank (at 01 APR 2023) (m)	$21.28
Top 20 Shareholders	63%

Share Price



Share Price ($)
Volume
May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May
2022
2023

Board/Management

Graham McLean
Non-Executive Chairman
- Experienced senior executive in the medical technology industry in Australia, Asia and US, most recently with Stryker Corporation ('Stryker') as President Asia Pacific from 2017 to 2020.
- Director Suicide Prevention Australia and CleanSpace Holdings (ASX:CSX).

Craig Coleman
Non-Executive Director
- Experienced investment and funds management executive.
- Executive Chairman of Viburnum Funds, an Australian-based specialist investment manager.
- Director Bell Financial Group (ASX:BFG) and Chariman Pacific Star Network (ASX:PNW)

Judith Smith
Non-Executive Director
- Highly experienced investment and funds management executive.
- Former Head of Private Equity at IFM Investors, a global fund manager.
- Director Acorn Capital Investment (ASX:ACQ).

David Hoey
Non-Executive Director
- More than 30 years experience of executive-level experience in business development, licensing, strategic planning and financing for technology companies.
- Current president and CEO of Vaxxas, Inc.

John Sharman
CEO
- Extensive international business experience as Managing Director (MD) and Chief Executive Officer of ASX-listed companies and private equity businesses.
- Former CEO of Medical Developments International (ASX:MVP), Cyclopharm, Ltd, and private equity.

Placing the universal power of biosensors into the hands of those who need it

Note: All calculations are estimated and AUD m = million

Universal Biosensors